UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 22, 2006
DEARBORN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Michigan (State or other jurisdiction of incorporation)	000-24478 (Commission File Number)	38-3073622 (I.R.S. Employer Identification No.)

1360 Porter Street, Dearborn, Michigan (Address of principal executive offices)		48124 (Zip Code)
Registrant’s telephone number, including area code: 313-565-5700
n/a
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-l2)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
EXHIBIT INDEX
Press Release dated September 22, 2006

Section 8.01 Other Events
     On September 22, 2006, Dearborn issued a press release announcing that it had filed a registration statement with the Securities and Exchange Commission relating to a public offering of common stock.
     For additional information, reference is made to the press release dated September 22, 2006, which is included as Exhibit 99.1 and is incorporated herein by reference thereto.
Section 9.01 Financial Statements and Exhibits
(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibits are included with this Report:
99.1	Press Release dated September 22, 2006
     The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any such filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

DEARBORN BANCORP, INC.
FORM 8-K (continued)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dearborn Bancorp, Inc. (Registrant)
/s/ Jeffrey L. Karafa
Jeffrey L. Karafa
Vice President, Treasurer and Chief Financial Officer

Date: September 22, 2006

EXHIBIT INDEX
99.1      Press Release dated September 22, 2006